UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2011

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 20, 2011 EpiCept Corporation (the "Company") was granted permission by the U.S. Food and Drug Administration (the "FDA") to initiate immediately the Phase III clinical development of AmiKet™. AmiKet™ (4% amitriptyline, 2% ketamine) is a prescription topical cream intended for the treatment of chemotherapy-induced peripheral neuropathy ("CIPN") following taxane-based therapy.

The FDA indicated that a CIPN treatment protocol submitted by the Company will be reviewed expeditiously for a Special Protocol Assessment ("SPA").

The Company has submitted its draft meeting minutes for FDA concurrence and upon receipt of the FDA official meeting minutes will provide more details regarding the clinical and non-clinical package required prior to an NDA filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Epicept Corporation, dated December 23, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

December 23, 2011	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of EpiCept Corporation, dated December 23, 2011.